UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1. Report to Stockholders.
The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Aristotle/Saul Global Opportunities Fund
(Formerly Aristotle/Saul Opportunity Fund)
Class I Shares (ARSOX)

Aristotle International Equity Fund
Class I Shares (ARSFX)

ANNUAL REPORT
December 31, 2014

Aristotle/Saul Global Opportunities Fund
Aristotle International Equity Fund
each a series of Investment Managers Series Trust
Table of Contents
Aristotle/Saul Global Opportunities Fund
Shareholder Letter	1
Fund Performance	5
Schedule of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Aristotle International Equity Fund
Shareholder Letter	15
Fund Performance	20
Schedule of Investments	21
Statement of Assets and Liabilities	25
Statement of Operations	26
Statement of Changes in Net Assets	27
Financial Highlights	28
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	38
Supplemental Information	39
Expense Example	43

This report and the financial statements contained herein are provided for the general information of the shareholders of the Aristotle Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.aristotlefunds.com

Aristotle/Saul Global Opportunities Fund	2014 Annual Commentary

Dear Fellow Shareholders,

Before we share our observations on the global markets and discuss performance and positioning, we thought it would be useful to restate the focus of the Fund and what we believe sets us apart. As managers of an absolute return-oriented, all-capitalization, all-country opportunities fund, we generally tend to thrive during volatile times and languish in momentum-driven markets.* What we believe sets us apart is our unbiased approach to value investing, as the portfolio includes investments across the value-style continuum; from Buffett to Icahn to Graham, we are not beholden to fish in any one particular pond. The common thread is that the investment is in what we believe to be a good or improving company where we have a well-founded, differentiated view of the business or its earnings power. Our benchmark-agnostic approach (concentrated with a long-term perspective and correspondingly low turnover) may result in the Fund’s performance significantly differing from that of the benchmark over shorter time periods. We hope that you are mindful that we are never as smart—or as dumb—as the Fund’s short-term performance may suggest.

Sir Isaac Newton’s first law of motion appears to be guiding the global markets: “an object either remains at rest or continues in motion, unless acted upon by an external force.” To our frustration, it’s been a fruitful three years for momentum investing. The U.S. lead the global equity markets, Europe continues to languish, Japan continues to stutter, emerging markets growth continues to slow, commodities continue to fall and the dollar continues to soar. For oil prices, the external force that Newton referred to was OPEC (Organization of the Petroleum Exporting Countries). For Russia, the external force was initially the Ukrainian confrontation, followed by sanctions, the ruble and, eventually, oil prices. What the external force could be for the S&P 500 remains to be seen but numerous macro uncertainties remain. For the time being, the fire hose of global capital continues to be pointed at the United States and developed market sovereign bonds.

In a recent article in Barron’s, 100% of U.S. strategists of the largest banks forecast that rates will go up in 2015 and the U.S. Treasury 10-year yield will end the year close to 3% (ended 2014 at 2.17%). These experts had a similar prediction of rising rates for 2014 and the opposite occurred as the 30-year U.S. Treasury yield fell from 3.96% at year-end 2013 to 2.75%. While that 121 basis point drop in the long bond yield seems modest, the impact it had on bond pricing was nothing of the sort, as a U.S. investor that purchased a newly issued 30-year Treasury bond at the beginning of the year experienced a total return of 29% for 2014; a Japanese investor was even more fortunate as the U.S. dollar’s strength resulted in a total return of 41% in yen terms. While this return is extraordinary, the fact of the matter is that this leverage to movements in interest rates works both ways. What is the long bond investor (speculator) going to do if rates do actually begin to rise and bond prices fall? Where will the fire hose of global capital turn to next? Could this be the “external force” that triggers the equity markets to skyrocket into bubble territory? Or will the end result be a dash for the short end of the yield curve, driving a massive deflationary meltdown? And what happens if the Federal Reserve cannot raise rates because the leverage in the system is just too large? What if the “ripple effect” consequences on the global economy from continued dollar strength are too great? Will this result in currency wars and inflation?

Exceptionally low interest rates are not having their intended effect (to incentivize more borrowing, resulting in increased demand and higher prices, i.e. inflation) as lending requirements have tightened and the global consumer still seems to have the vivid memories of the 2008 financial crisis in his mind. Compounding the problem is that low rates have incentivized the supply side (particularly in the resource sectors, where lead times tend to be longer) to borrow and increase production. The most blatant example is the oil sector, as low rates and technological advancements drove U.S. liquids production to 30-year highs, eventually resulting in the recent price crash and further deflationary pressures (more on this later in the commentary).

*	There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including the potential loss of principal.

FOR MORE INFORMATION, PLEASE CONTACT:
Phone: (888) 661-6691 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle/Saul Global Opportunities Fund	2014 Annual Commentary

We do not have all the answers to such macroeconomic questions nor do we spend much time trying to forecast the outcomes. We ask these questions to try and remain aware of the potential outcomes and to ensure the portfolio remains diversified and not too leveraged to any one particular scenario. The only thing we are certain of is that macroeconomic uncertainty will likely remain and that in the long run, we believe fundamentals drive stock prices.

While Apple and the S&P 500 Index continue to hit new highs, we are focusing much of our time and energy studying businesses in Europe, Asia, Latin America and Japan. We are buying what we believe are companies of similar quality to their U.S. peers at significant discounts.

To be clear, we do not believe we have an edge in forecasting currencies, nor is our objective to add alpha by predicting movements in foreign exchange rates. With that said, we do believe it’s imprudent to bury our heads in the sand. Our view on this issue has evolved and we believe it’s sensible to reduce the Fund’s exposure to the potential implications of ongoing central bank policies (particularly in the Western world) of destroying their currencies. While the logic in devaluing one’s currency is to make exports more competitive and improve current account deficits, these advantages may not be as prevalent as production bases have moved overseas. We have investments in Japan and several countries in Europe, not because we have a favorable opinion on the economic policies of those countries but because of the attractive fundamental attributes of these companies.

Going forward, we will be reducing the Fund’s exposure to movements in certain foreign currencies relative to the U.S. dollar. At year-end, the Fund’s direct exposure to the euro and the Japanese yen was approximately 50% hedged through forward contracts.

The Aristotle/Saul Global Opportunities Fund fell 7.41% in 2014. Approximately ¾ of the portfolio performed as expected during the year as the underappreciated and overlooked/misunderstood investments contributed 4.3% to total return. But continued headwinds in the out-of-favor investments detracted 7.1% from total return. The energy sector holdings, including coal and uranium investments, performed particularly poorly and detracted 5.5% from total return. In addition, as the Fund’s currency exposure remained unhedged for most of the year, translation back to U.S. dollars detracted 3.4% from total return. During 2014, the average exposure to U.S., European, Canadian and Japanese equities was 26.9%, 22.7%, 13.6% and 14.5%, respectively.

Lastly, the Fund has transitioned to quarterly income distributions beginning in 2015 to allow more regular income for those that look for income and the ability to reinvest throughout the year for the majority of shareholders that choose to reinvest.

As always, we continue to focus our time on gaining a deeper understanding of businesses and industries and searching for new opportunities in what we believe to be good or improving companies where we have a well-founded differentiated view of the business or its earnings power potential.

We wish you all a Happy New Year and look forward to communicating with you again this spring.

Warm regards,

Alberto and Greg

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 1-888-661-6691.

Aristotle/Saul Global Opportunities Fund	2014 Annual Commentary

Aristotle/Saul Global Opportunities Fund (Class I)
Performance Update	December 31, 2014
Total Return	4th Quarter	One Year	Annualized Since Inception (3/30/12)	Gross/Net Expense Ratio
At NAV Before Taxes	-3.52%	-7.41%	4.22%	2.54% / 1.15%

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 1-888-661-6691.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2015, to the extent that the total annual operating expenses do not exceed 1.10% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

The views in this letter were as the date stated and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Effective January 17, 2014, Aristotle/Saul Opportunity Fund has been renamed Aristotle/Saul Global Opportunities Fund. In addition, the Principal Investment Strategies has been supplemented with the following: Under normal market conditions, the Fund will invest in at least three different countries and invest at least 40% of its net assets in securities of issuers located outside the United States.

Alpha is the measure of risk adjusted excess return over the style index.

RISKS:
An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, emerging markets, short sales, derivatives, below investment grade bonds, convertible securities, and ETFs.

Foreign securities have additional risks including currency rate changes, political and economic instability, lack of comprehensive company information, less market liquidity, less efficient trading markets, and differing auditing controls and legal standards. Investments in emerging markets involve even greater risks.

The use of short sales and ETFs may cause the fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales and futures contracts leverages the Fund’s portfolio. The Fund’s use of leverage can make the Fund more volatile and magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may invest in derivatives which can be highly volatile, illiquid, difficult to value, and changes in the value of a derivative may not correlate with the underlying securities or other securities held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

As of December 31, 2014, Apple Inc. represented 0.00% of the Aristotle/Saul Global Opportunities Fund’s total net assets. Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

Aristotle/Saul Global Opportunities Fund	2014 Annual Commentary

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. The volatility (beta) of the Composite may be greater or less than the benchmarks. It is not possible to invest in these indices.

Aristotle/Saul Global Opportunities Fund FUND PERFORMANCE at December 31, 2014 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the MSCI All Country World Index (MSCI ACWI).  Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. This index does not reflect expenses, fees, or sales charge, which would lower performance.  This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2014	1 Year	2 Years	Since Inception*
Aristotle/Saul Global Opportunities Fund – Class I	-7.41%	4.84%	4.22%
MSCI ACW Index	4.16%	13.10%	10.83%

*	Class I shares commenced operations on March 30, 2012.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Class I shares were 2.54% and 1.15%, respectively which were the amounts stated in the current prospectus.  The Fund’s Advisor has contractually agreed to waive fees and/or absorb expenses.  In the absence of such waivers, the Fund’s returns would have been lower.  This agreement is in effect until April 30, 2015.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund Shares.  Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

Aristotle/Saul Global Opportunities Fund SCHEDULE OF INVESTMENTS As of December 31, 2014

NUMBER OF SHARES		VALUE

	COMMON STOCKS – 90.5%
	COMMUNICATIONS – 2.1%
15,100	KDDI Corp.	$962,754

	CONSUMER DISCRETIONARY – 6.4%
4,200	Adidas A.G.	292,841
12,000	Adidas A.G. - ADR	414,060
58,400	Compass Group PLC	1,002,157
28,600	Lennar Corp. - Class A	1,281,566
		2,990,624
	CONSUMER STAPLES – 14.2%
10,750	Diageo PLC - ADR	1,226,467
25,700	Mondelez International, Inc. - Class A	933,553
216,600	Stock Spirits Group PLC	742,706
37,600	Toyo Suisan Kaisha Ltd.	1,224,244
36,600	Unilever N.V.	1,428,864
14,300	Walgreens Boots Alliance, Inc.	1,089,660
		6,645,494
	ENERGY – 12.3%
77,700	Cameco Corp.	1,275,057
41,300	Canadian Natural Resources Ltd.	1,275,344
12,900	Continental Resources, Inc.*	494,844
25,400	Peyto Exploration & Development Corp.	731,742
22,112	Royal Dutch Shell PLC - ADR - A Shares	1,480,399
26,400	Transocean Ltd.	483,912
		5,741,298
	FINANCIALS – 10.3%
56,200	Bank of America Corp.	1,005,418
23,000	DBS Group Holdings Ltd.	357,666
2,500	DBS Group Holdings Ltd. - ADR	155,575
30,000	Erste Group Bank A.G.	698,269
131,000	Mitsubishi UFJ Financial Group, Inc. - ADR	724,430
40,600	MS&AD Insurance Group Holdings, Inc.	976,359
203,000	Uranium Participation Corp.*	899,854
		4,817,571
	HEALTH CARE – 3.1%
20,500	Daiichi Sankyo Co., Ltd.	288,896
13,100	Daiichi Sankyo Co., Ltd. - ADR	183,141
13,300	Medtronic, Inc.	960,260
		1,432,297

Aristotle/Saul Global Opportunities Fund SCHEDULE OF INVESTMENTS – Continued As of December 31, 2014

NUMBER OF SHARES		VALUE

	COMMON STOCKS (Continued)
	INDUSTRIALS – 8.2%
57,000	Kurita Water Industries Ltd.	$1,200,626
21,700	Oshkosh Corp.	1,055,705
140,000	Toshiba Corp.	598,898
43,000	TOTO Ltd.	505,460
17,000	Vallourec S.A.	467,994
		3,828,683
	MATERIALS – 13.4%
920,000	Centamin PLC	844,576
167,500	Centerra Gold, Inc.	870,804
336,000	Dundee Precious Metals, Inc.*	792,426
400	Givaudan S.A.	721,384
276,000	Kinross Gold Corp.*	778,320
132,500	Newcrest Mining Ltd.*	1,177,994
10,400	Newcrest Mining Ltd. - ADR*	92,726
121,000	Toray Industries, Inc.	978,062
		6,256,292
	TECHNOLOGY – 15.9%
16,000	Dassault Systemes	978,509
18,900	eBay, Inc.*	1,060,668
33,000	EMC Corp.	981,420
21,000	Microsoft Corp.	975,450
17,800	Oracle Corp.	800,466
1,570	Samsung Electronics Co., Ltd.	1,484,083
35,200	Telefonaktiebolaget LM Ericsson - ADR	425,920
13,200	Texas Instruments, Inc.	705,738
		7,412,254
	UTILITIES – 4.6%
53,900	AES Corp.	742,203
25,400	ITC Holdings Corp.	1,026,922
5,551	National Fuel Gas Co.	385,961
		2,155,086

	TOTAL COMMON STOCKS (Cost $41,806,837)	42,242,353

Principal Amount

	CORPORATE BONDS – 4.5%
	ENERGY – 2.5%
	Arch Coal, Inc.
$890,000	8.000%, 01/15/2019[1,2]	498,400

Aristotle/Saul Global Opportunities Fund SCHEDULE OF INVESTMENTS – Continued As of December 31, 2014

Principal
Amount		Value

	CORPORATE BONDS (Continued)
	ENERGY (Continued)
$550,000	7.000%, 06/15/2019[1]	$167,750
700,000	9.875%, 06/15/2019[1]	241,500
500,000	Goodrich Petroleum Corp. 8.875%, 3/15/2019[1]	247,500
		1,155,150
	MATERIALS – 2.0%
1,215,000	IAMGOLD Corp. 6.750%, 10/1/2020[1,2]	921,213

	TOTAL CORPORATE BONDS (Cost $3,236,934)	2,076,363

Number
of Shares

	EXCHANGE-TRADED FUNDS – 1.5%
	UTILITIES – 1.5%
6,100	ETFS Platinum Trust*	714,005
	TOTAL EXCHANGE-TRADED FUNDS (Cost $754,050)	714,005

	SHORT-TERM INVESTMENTS – 3.4%
1,595,548	Federated Prime Obligations Fund - Institutional Shares, 0.030%[3]	1,595,548
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,595,548)	1,595,548

	TOTAL INVESTMENTS – 99.9% (Cost $47,393,369)	46,628,269
	Other Assets in Excess of Liabilities – 0.1%	30,846

	TOTAL NET ASSETS – 100.0%	$46,659,115

ADR – American Depositary Receipt
PLC – Public Limited Company

*	Non-income producing security.
[1]	Callable.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund SCHEDULE OF INVESTMENTS - Continued As of December 31, 2014

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

			Currency			Unrealized
	Currency	Settlement	Amount	Value at	Value at	Appreciation
Sale Contracts	Exchange	Date	Sold	Settlement Date	December 31, 2014	(Depreciation)
Euro	EUR per USD	March 16, 2015	(324,149)	$(400,000)	$(392,508)	$7,492
Euro	EUR per USD	March 23, 2015	(322,581)	(393,000)	(390,633)	2,367
Euro	EUR per USD	March 24, 2015	(321,307)	(392,000)	(389,095)	2,905
Japanese Yen	JPY per USD	March 16, 2015	(133,484,120)	(1,126,000)	(1,115,207)	10,793
Japanese Yen	JPY per USD	March 23, 2015	(133,504,200)	(1,107,000)	(1,115,449)	(8,449)
Japanese Yen	JPY per USD	March 24, 2015	(132,465,520)	(1,100,000)	(1,106,781)	(6,781)

TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS				$(4,518,000)	$(4,509,673)	$8,327

EUR - Euro
JPY - Japanese Yen

See accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund SUMMARY OF INVESTMENTS As of December 31, 2014

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	15.9%
Consumer Staples	14.2%
Materials	13.4%
Energy	12.3%
Financials	10.3%
Industrials	8.2%
Consumer Discretionary	6.4%
Utilities	4.6%
Health Care	3.1%
Communications	2.1%
Total Common Stocks	90.5%
Corporate Bonds
Energy	2.5%
Materials	2.0%
Total Corporate Bonds	4.5%
Exchange-Traded Funds
Utilities	1.5%
Short-Term Investments	3.4%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%
See accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2014

Assets:
Investments, at value (cost $47,393,369)	$46,628,269
Foreign cash, at value (cost $78,686)	77,867
Receivables:
Fund shares sold	17,131
Unrealized appreciation on forward foreign currency exchange contracts	23,558
Dividends and interest	108,504
Prepaid expenses	1,021
Total assets	46,856,350

Liabilities:
Investment securities purchased	125,222
Unrealized depreciation on forward foreign currency exchange contracts	15,231
Advisory fees	13,797
Auditing fees	16,233
Fund accounting fees	10,817
Transfer agent fees and expenses	7,489
Custody fees	2,309
Fund administration fees	1,322
Chief Compliance Officer fees	861
Trustees’ fees and expenses	612
Accrued other expenses	3,342
Total liabilities	197,235

Net Assets	$46,659,115

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$47,978,789
Accumulated net investment income	12,756
Accumulated net realized loss on investments and foreign currency transactions	(574,773)
Net unrealized appreciation (depreciation) on:
Investments	(765,100)
Forward foreign currency exchange contracts	8,327
Foreign currency translations	(884)
Net Assets	$46,659,115

Class I:
Shares of beneficial interest issued and outstanding	4,395,320
Net asset value per share	$10.62

See accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding taxes of $48,021)	$674,619
Interest	400,090
Total investment income	1,074,709

Expenses:
Advisory fees	347,719
Fund accounting fees	49,642
Fund administration fees	41,381
Transfer agent fees and expenses	40,884
Legal fees	27,233
Registration fees	23,499
Auditing fees	19,002
Custody fees	18,258
Shareholder reporting fees	7,600
Chief Compliance Officer fees	9,001
Trustees’ fees and expenses	5,001
Miscellaneous	4,001
Insurance expense	1,201

Total expenses	594,422
Advisory fees waived	(185,750)
Net expenses	408,672
Net investment income	666,037

Realized and Unrealized gain (loss) on Investments, Forward Contracts and Foreign Currency:
Net realized gain (loss) on:
Investments	(448,691)
Foreign currency transactions	8,479
Net realized loss	(440,212)
Net change in unrealized appreciation/depreciation on:
Investments	(3,047,608)
Forward foreign currency exchange contracts	8,327
Foreign currency translations	(894)
Net change in unrealized appreciation/depreciation	(3,040,175)
Net realized and unrealized loss on investments and foreign currency	(3,480,387)

Net Decrease in Net Assets from Operations	$(2,814,350)

See accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	December 31, 2014	December 31, 2013
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$666,037	$168,065
Net realized gain (loss) on investments, securities sold short and foreign currency transactions	(440,212)	174,519
Net change in unrealized appreciation/depreciation on investments, securities sold short, forward contracts and foreign currency translations	(3,040,175)	2,065,015
Net increase (decrease) in net assets resulting from operations	(2,814,350)	2,407,599

Distributions to Shareholders:
From net investment income	(671,084)	(282,093)
From net realized gains	(29,699)	(136,180)
Total distributions to shareholders	(700,783)	(418,273)

Capital Transactions:
Class I:
Net proceeds from shares sold	39,425,726	1,308,120
Reinvestment of distributions	604,089	418,273
Cost of shares redeemed[1]	(4,963,417)	(670,750)
Net increase in net assets from capital transactions	35,066,398	1,055,643

Total increase in net assets	31,551,265	3,044,969

Net Assets:
Beginning of period	15,107,850	12,062,881
End of period	$46,659,115	$15,107,850

Accumulated net investment income (loss)	$12,756	$(116,369)

Capital Share Transactions:
Class I:
Shares sold	3,481,104	125,517
Shares reinvested	58,479	36,755
Shares redeemed	(441,686)	(60,221)
Net increase in capital share transactions	3,097,897	102,051

[1]	Net of redemption fee proceeds of $576 and $115, respectively.

See accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2014		For the Year Ended December 31, 2013		For the Period March 30, 2012* through December 31, 2012
Net asset value, beginning of period	$11.64		$10.09		$10.00
Income from Investment Operations:
Net investment income[1]	0.20		0.13		0.09
Net realized and unrealized gain (loss) on investments	(1.06)		1.75		0.11
Total from investment operations	(0.86)		1.88		0.20

Less Distributions:
From net investment income	(0.15)		(0.22)		(0.11)
From net realized gain	(0.01)		(0.11)		-
Total distributions	(0.16)		(0.33)		(0.11)

Redemption fee proceeds	-	[2]	-	[2]	-

Net asset value, end of period	$10.62		$11.64		$10.09

Total return[3]	(7.41)%		18.72%		1.95%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$46,659		$15,108		$12,063

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	1.54%		2.51%		3.23%	[5]
After fees waived and expenses absorbed	1.06%	[6]	0.87%	[6]	0.90%	[5,6]

Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	1.24%		(0.44)%		(1.04)%	[5]
After fees waived and expenses absorbed	1.72%		1.20%		1.29%	[5]

Portfolio turnover rate	67%		24%		32%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.
[6]	Effective April 1, 2014 The Fund’s advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.10% of average daily net assets of the Fund.

Prior to April 1, 2014 The Fund’s advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.25% of average daily net assets of the Fund.  In addition, the Fund’s advisor agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) above 0.85%.

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund	2014 Annual Commentary

Dear Fellow Shareholders,

In 2014, international stock markets rose in local currencies, but a strong U.S. dollar (declining foreign currencies) eliminated those gains as seen by U.S. investors.  Thus, the broad-based MSCI EAFE Index (net) of developed international markets reported a total return of -4.90%, as measured in U.S. dollars, despite posting a gain of 5.92% in local currencies.  U.S. dollar strength had a similar impact on emerging markets performance.  For the year, the MSCI EM Index (net) posted a total return of -2.19% in U.S. dollars but a 5.17% gain in local currency terms.

Thanks to an accelerating U.S. economic recovery, corporate profit growth and a still-accommodative Federal Reserve, 2014 marked the sixth consecutive year of U.S. stock market advances—fairly impressive given the market’s stellar performance in 2013.  Additionally, low bond yields enabled corporations to borrow cheaply and at a record level.  American consumers also benefited from low interest rates and plummeting oil prices—though to the detriment of the recently resurgent U.S. energy industry.  During the year, the S&P 500 Index closed at record levels 53 times.  The U.S. dollar also made impressive gains, heightening the allure of U.S. stocks.  The WSJ Dollar Index, which tracks the U.S. dollar’s performance against 16 other currencies, rallied 12% in 2014.

With regard to the performance of other asset classes, instead of normalizing, most interest rates—surprisingly—declined further in 2014.  The yield on the 10-year Treasury, for instance, dropped from 3.03% at the end of 2013 to 2.17% at the close of 2014, largely driven by a strong global appetite for the relative safety of U.S. government securities.  Residential real estate continues to recover throughout the world.  Of course, at the forefront of most investors’ minds was the tremendous decline in oil prices in 2014, down 46% from the prior year.

The Aristotle International Equity Fund fell 7.67% since its inception on March 31, 2014 relative to a drop of 5.53% for its benchmark, the MSCI EAFE Index (Net). Security selection in the Consumer Discretionary and Energy, as well as a slight overweight to Energy, detracted the most value relative to the MSCI EAFE Index during the period under review.  (Over- and underweights relative to the benchmark result from bottom-up security selection rather than tactical allocation decisions.)  Meanwhile, favorable stock selection in the Financial and Consumer Staples sectors added value.

Within the Consumer Discretionary sector, Adidas was the primary detractor from performance relative to the benchmark.  Initially purchased in International Equity client portfolios in the second quarter of 2014, shares of the German sports apparel giant Adidas AG pulled back as guidance was cut due primarily to two factors.  The first was continued weakness in its TaylorMade golf line, and the second was a reduction in future store openings in Russia as a result of recent political events in that part of the world.  While neither of these items is positive, we still remain optimistic about the future of Adidas and continue to believe that the company is meaningfully undervalued.  Over our multi-year investment horizon, among the catalysts we have identified for the business are: continued expansion and market share growth in emerging markets, where Adidas is seen as an aspirational brand; operating margin improvement due to various management initiatives; and profitability enhancement within its Reebok division as the company repositions the brand in the fitness market.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 1-888-661-6691.

FOR MORE INFORMATION, PLEASE CONTACT:
Phone: (888) 661-6691 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle International Equity Fund	2014 Annual Commentary

In the Energy sector, Noble Corporation and Weatherford International were the largest detractors from performance relative to the benchmark.  Shares of Noble, a leading offshore drilling contractor for the oil and gas industry, declined as a result of falling oil prices and the resulting anticipated decline in the need for the type of deep-sea drilling vessels that Noble provides.  Noble has one of the most sophisticated fleets in the offshore drilling industry and vessels of this type are a critical part of the offshore drilling process.  During the year, the company spun out its less sophisticated rigs into a new public entity, Paragon, keeping the more technically advanced rigs in Noble Corporation.  Noble has completed its build out and has only one more rig due for delivery, which will enable the company to become free cash flow generative in the near term.  We remain optimistic about the future of this company, and its world class fleet. Shares of Weatherford International plc, a global provider of equipment and services to oil and natural gas producers, tumbled along with oil prices during the fourth quarter on fears that its customers will significantly reduce the amount that they spend on Weatherford’s services.  However, we believe this pullback is overdone and remain optimistic about the current upside potential.  We are encouraged by the fact that management continues to follow its strategy of divesting non-core assets, as Weatherford announced the sale of its oilfield chemicals and drilling fluid business during the quarter.  Going forward, we see the potential for continued cost cutting and a focus on its core businesses to lead to enhanced profitability and, consequently, higher valuation.

Among our Financials holdings, Canada-based Brookfield Asset Management was the most significant contributor to relative performance in the fourth quarter.  Brookfield Asset Management Inc. is a diversified asset manager of “hard” assets, such as commercial and residential real estate, renewable power projects (e.g., hydroelectric power generation), infrastructure (e.g., rail) and private equity investments.  During the quarter, investors bid up shares on solid third quarter 2014 results amid considerable market volatility and continued economic concerns worldwide.  Brookfield continues to deploy capital, grow its fee-bearing assets and generate higher funds from operations.  Among the catalysts we have identified for Brookfield are: continued opportunistic investing as global disruptions persist; additional spin-out and divestiture opportunities with the potential to unlock value; and a continued institutional shift toward hard/physical assets.

In Consumer Staples, Imperial Tobacco and Heineken were the primary contributors to relative performance over the period.  U.K. based Imperial Tobacco made solid progress during the year, with two actions that can transform the company.  In July, the company listed its logistics company in a standalone entity, Logista, which will pave the way to separate it from Imperial, whose focus is tobacco-related products.  Later that month the company announced a transaction with Reynolds American Inc. to purchase a collection of assets, including a portfolio of U.S. cigarette brands (Winston, Maverick, Kool and Salem) as well as the international e-cigarette brand blu.  We like this transaction and the opportunity it provides to expand the company’s U.S. footprint.  While currency movements and divestments were a drag on sales for Heineken NV in the first half of the year, shares rallied as the company reported volume growth and improved (higher) pricing.  Management also reiterated its anticipations for continued organic revenue and profit growth for the remainder of the year, though likely at a slower pace.  Longer term, we remain confident in Heineken, as its namesake remains the one of the largest global beer brand, enjoyed in 178 countries around the world.  With other well-known brand names including Amstel, Newcastle, Sol, Strongbow and Tecate, we believe the company has the potential to continue to gain market share, particularly in the rapidly growing markets of Mexico, Nigeria and other emerging markets.  Furthermore, we expect the continued integration of FEMSA, a recently acquired Latin American brewer, to provide operating synergies as well as new growth opportunities.  Finally, management’s cost-reduction campaign should continue to drive margin growth, further enhancing profitability.  Our belief that Heineken remains undervalued was further validated by SABMiller’s attempt to acquire the company.  While Heineken quickly rebuffed their approach, we think that SABMiller sees a lot of the same hidden value that we do in this world class brewer.

Aristotle International Equity Fund	2014 Annual Commentary

The economies in Europe and Japan have been struggling recently to achieve the growth targets sought by their respective governments, despite the accommodative monetary policies of both the European Central Bank (ECB) and the Bank of Japan.  Much of this has to do with the actions (or inactions) of politicians in both regions, as monetary stimulus can only be effective when accompanied by growth-oriented policies that will likely spur investment.  While more has been done in this vein in Japan during the past two years than in the eurozone, both still have a long way to go.  In the meantime, we believe they may benefit in 2015 from the rapid decline in oil prices and the relative depreciation of their currencies versus the U.S. dollar.  Emerging markets could continue to struggle this year, as weak commodity prices will weigh heavily on many, while potentially rising interest rates in the United States will likely weigh on all.

It is highly probable that the ECB will undertake some form of quantitative easing (QE) in the first half of the new year, as current policies have not yet had the scale to meaningfully spur inflation in the eurozone.  The potential impact of this undertaking is widely debated due to the fact that the sovereign interest rates of many countries are already at historic lows and have little room left to decline.  While this might be the case, there are few tools left for Mario Draghi to utilize in order to achieve the ECB’s goal of price stability.  We believe that QE has the potential to benefit equity markets in Europe, the extent to which will depend on its scale, structure and level of political support.  Fortunately, there are several factors that we believe will benefit corporate earnings in the eurozone this year.  The rapid deterioration in the price of oil should benefit the vast majority of developed European economies by helping to support consumer spending while reducing costs for companies in the industrial, chemical, power and transportation industries.  The increased competitiveness of the euro, while painful for U.S. investors in 2014, should serve as an economic tailwind in 2015 due to the fact that approximately half of European corporate sales are overseas.  Lastly, the completion of the ECB’s asset quality review on European banks may finally improve investor confidence in the banking system and “grease the skids” for further lending flexibility.

Aristotle International Equity Fund	2014 Annual Commentary

Abenomics can be expected to continue in 2015, as the Liberal Democratic Party’s strong performance in the December election serves as proof to the current prime minister that voters support his current economic plan.  The Bank of Japan is doing everything it can to spur growth and inflation, while the parliament has largely supported Mr. Abe’s structural reforms.  It is now the business community on which the prime minister must focus his attention.  He postponed the consumption tax to help restore domestic consumer demand, while his monetary policies have weakened the yen and garnered increased demand for exports.  Equity prices have steadily risen since mid-2012 due to investor interest in the potential of his policies to reignite Japan’s economy.  If Abenomics is to be a long-term success, he must continue to pressure businesses to invest in growth, improve competitiveness and increase wages.  Encouraging the Government Pension Investment Fund to support the JPX-Nikkei 400 Index is a step in the right direction, as it incentivizes corporate management to focus on the efficient use of capital and improved shareholder accountability in order to qualify for inclusion in the Index.  We continue to support Mr. Abe’s structural reform agenda, believing it has the potential to sustainably extend the performance of the Japanese equity market in the years ahead.  The key question is whether Japanese voters will continue to support the current government long enough to allow Abenomics to fully play out.

Emerging markets, we believe, will remain largely challenged in 2015.  Commodity prices remain under pressure due to slowing demand from China and oversupply due to excessive investment over the last several years.  This will likely weigh heavily on commodity-oriented economies such as Russia, Brazil and South Africa.  Meanwhile, a rising interest-rate environment may serve to dampen investor interest in emerging market equities.  Throughout all of 2014, the portfolio continued not to have any direct investments in emerging markets. However, we do have exposure to emerging markets through our investments in high-quality, global businesses based in the developed markets of Europe and Asia.  Our direct exposure could change in the new year, as these headwinds are likely to lead to increased volatility in emerging markets, potentially leading to the mispricing of some quality businesses.  Should this be the case, we will be active in looking to add new investments to the portfolio.

Aristotle International Equity Fund	2014 Annual Commentary

Aristotle International Equity Fund (Class I)
Performance Update				December 31, 2014
Total Return	4th Quarter	One Year	Annualized Since Inception (3/31/14)	Gross/Net Expense Ratio
At NAV Before Taxes	-4.23%	NA	-7.67%	1.75% / 1.10%

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month‐end please call 1‐888‐661‐6691.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2015, to the extent that the total annual operating expenses do not exceed 1.10% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

The views in this letter were as the date stated and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Quantitative Easing is an unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

RISKS:
An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, emerging markets, short sales, derivatives, below investment grade bonds, convertible securities, and ETFs.

Foreign securities have additional risks including currency rate changes, political and economic instability, lack of comprehensive company information, less market liquidity, less efficient trading markets, and differing auditing controls and legal standards. Investments in emerging markets involve even greater risks.

The use of short sales and ETFs may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales and futures contracts leverages the Fund’s portfolio. The Fund’s use of leverage can make the Fund more volatile and magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may invest in derivatives which can be highly volatile, illiquid, difficult to value, and changes in the value of a derivative may not correlate with the underlying securities or other securities held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. This index has been selected as the benchmark and is used for comparison purposes only. The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. The volatility (beta) of the Fund may be greater or less than the respective benchmarks. It is not possible to invest directly in these indices.

Aristotle International Equity Fund FUND PERFORMANCE at December 31, 2014 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the MSCI Europe, Australian, Far East Index (MSCI EAFE).  Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.  This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not available for investment.

Total Returns as of December 31, 2014	1 Month	6 Months	Since Inception* (Cumulative)
Aristotle International Equity Fund – Class I	-3.73%	-11.48%	-7.67%
MSCI EAFE Index	-3.46%	-9.24%	-5.53%

*	Class I shares commenced operations on March 31, 2014.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Class I shares were 1.75% and 1.10%, respectively which were the amounts stated in the current prospectus.  The Fund’s Advisor has contractually agreed to waive fees and/or absorb expenses.  In the absence of such waivers, the Fund’s returns would have been lower.  This agreement is in effect until April 30, 2015.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund Shares.  Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

Aristotle International Equity Fund SCHEDULE OF INVESTMENTS As of December 31, 2014

Number of Shares		Value

	COMMON STOCKS– 94.9%
	COMMUNICATIONS – 3.0%
3,089	KDDI Corp. - ADR	$48,806

	CONSUMER DISCRETIONARY – 15.6%
398	Adidas A.G.	27,750
400	Adidas A.G. - ADR	13,802
338	Autoliv, Inc.	35,869
237	Cie Generale des Etablissements Michelin	21,586
850	Cie Generale des Etablissements Michelin - ADR	15,334
2,350	Compass Group PLC	40,327
700	Compass Group PLC - ADR	11,928
397	Swatch Group A.G.	34,341
410	Toyota Motor Corp. - ADR	51,447
		252,384

	CONSUMER STAPLES – 16.6%
346	Diageo PLC - ADR	39,475
1,430	Heineken N.V. - ADR	50,522
463	Imperial Tobacco Group PLC - ADR	40,513
596	Nestle S.A. - ADR	43,478
3,260	Reckitt Benckiser Group PLC - ADR	54,018
1,044	Unilever N.V.	40,758
		268,764

	ENERGY – 7.5%
2,169	Cameco Corp.	35,593
1,508	Noble Corp. PLC	24,987
728	Total S.A. - ADR	37,274
2,044	Weatherford International PLC*	23,404
		121,258

	FINANCIALS – 21.6%
3,585	Barclays PLC - ADR	53,811
1,190	Brookfield Asset Management, Inc. - Class A	59,655
840	DBS Group Holdings Ltd. - ADR	52,273
1,523	DNB ASA	22,621
100	DNB ASA - ADR	14,903
2,625	Erste Group Bank A.G. - ADR	30,056
854	HSBC Holdings PLC - ADR	40,334
700	ORIX Corp.	8,903
390	ORIX Corp. - ADR	24,387
14,929	Scentre Group - REIT*	42,658
		349,601

Aristotle International Equity Fund SCHEDULE OF INVESTMENTS - Continued As of December 31, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	HEALTH CARE – 4.8%
400	Daiichi Sankyo Co., Ltd.	$5,637
1,200	Daiichi Sankyo Co., Ltd. - ADR	16,776
130	Indivior PLC - ADR*	1,474
588	Novartis A.G. - ADR	54,484
		78,371

	INDUSTRIALS – 9.7%
2,633	Experian PLC - ADR	44,234
1,600	Nabtesco Corp.	39,259
390	Siemens A.G. - ADR	43,680
1,066	Vallourec S.A.	29,346
		156,519

	MATERIALS – 7.0%
3,330	Anglo American PLC - ADR	30,336
456	BASF S.E. - ADR	38,026
474	Koninklijke DSM N.V.	29,046
1,011	Koninklijke DSM N.V. - ADR	15,266
		112,674

	TECHNOLOGY – 6.0%
566	Accenture PLC - Class A	50,549
3,927	Telefonaktiebolaget LM Ericsson - ADR	47,517
		98,066

	UTILITIES – 3.1%
3,610	AES Corp.	49,710

	TOTAL COMMON STOCKS (Cost $1,693,263)	1,536,153

	SHORT-TERM INVESTMENTS – 7.5%
121,325	Federated Prime Obligations Fund - Institutional Shares, 0.030%[1]	121,325

	TOTAL SHORT-TERM INVESTMENTS (Cost $121,325)	121,325

	TOTAL INVESTMENTS – 102.4% (Cost $1,814,588)	1,657,478
	Liabilities in Excess of Other Assets – (2.4)%	(39,489)

	TOTAL NET ASSETS – 100.0%	$1,617,989

ADR – American Depositary Receipt
PLC – Public Limited Company

Aristotle International Equity Fund SCHEDULE OF INVESTMENTS - Continued As of December 31, 2014

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund SUMMARY OF INVESTMENTS As of December 31, 2014

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	21.6%
Consumer Staples	16.6%
Consumer Discretionary	15.6%
Industrials	9.7%
Energy	7.5%
Materials	7.0%
Technology	6.0%
Health Care	4.8%
Utilities	3.1%
Communications	3.0%
Total Common Stocks	94.9%
Short-Term Investments	7.5%
Total Investments	102.4%
Liabilities in Excess of Other Assets	(2.4)%
Total Net Assets	100.0%
See accompanying Notes to Financial Statements.

Aristotle International Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2014

Assets:
Investments, at value (cost $1,814,588)	$1,657,478
Receivables:
Fund shares sold	3,718
Dividends and interest	1,091
Prepaid expenses	11,548
Prepaid offering costs	5,796
Total assets	1,679,631

Liabilities:
Payables:
Auditing fees	16,000
Fund accounting fees	7,973
Fund administration fees	7,854
Transfer agent fees and expenses	7,030
Offering costs - Advisor	6,808
Custody fees	4,694
Chief Compliance Officer fees	1,389
Trustees’ fees and expenses	1,032
Accrued other expenses	8,862
Total liabilities	61,642

Net Assets	$1,617,989

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$1,774,528
Accumulated net investment income	928
Accumulated net realized loss on investments and foreign currency transactions	(346)
Net unrealized appreciation (depreciation) on:
Investments	(157,110)
Foreign currency translations	(11)
Net Assets	$1,617,989

Class I:
Shares of beneficial interest issued and outstanding	176,423
Net asset value per share	$9.17

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund
STATEMENT OF OPERATIONS
For the Period March 31, 2014* through December 31, 2014

Investment Income:
Dividends (net of foreign withholding taxes of $1,282)	$20,544
Interest	16
Total investment income	20,560

Expenses:
Fund administration fees	30,324
Fund accounting fees	24,345
Offering costs	17,708
Registration fees	17,146
Transfer agent fees and expenses	16,800
Auditing fees	16,000
Custody fees	12,664
Legal fees	10,535
Advisory fees	6,830
Chief Compliance Officer fees	6,521
Trustees’ fees and expenses	4,521
Miscellaneous	3,492
Shareholder reporting fees	3,418
Shareholder servicing fees (Note 7)	1,275
Insurance expense	905

Total expenses	172,484
Advisory fees waived	(6,830)
Other expenses absorbed	(156,262)
Net expenses	9,392
Net investment income	11,168

Realized and Unrealized Loss on Investments and Foreign Currency:
Net realized loss on:
Investments	(710)
Foreign currency transactions	(32)
Net realized loss	(742)
Net change in unrealized depreciation on:
Investments	(157,110)
Foreign currency translations	(11)
Net change in unrealized depreciation	(157,121)
Net realized and unrealized loss on investments and foreign currency	(157,863)

Net Decrease in Net Assets from Operations	$(146,695)

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period
March 31, 2014*
through December 31, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$11,168
Net realized loss on investments and foreign currency transactions	(742)
Net change in unrealized appreciation/depreciation on investments	(157,121)
Net decrease in net assets resulting from operations	(146,695)

Distributions to Shareholders:
From net investment income	(10,341)

Capital Transactions:
Class I:
Net proceeds from shares sold	1,830,846
Reinvestment of distributions	10,341
Cost of shares redeemed	(66,162)
Net increase in net assets from capital transactions	1,775,025

Total increase in net assets	1,617,989

Net Assets:
Beginning of period	-
End of period	$1,617,989

Accumulated net investment income	$928

Capital Share Transactions:
Class I:
Shares sold	182,493
Shares reinvested	1,147
Shares redeemed	(7,217)
Net increase in capital share transactions	176,423

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	March 31, 2014*
	through December 31, 2014
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.10
Net realized and unrealized loss on investments and foreign currency	(0.87)
Total from investment operations	(0.77)

Less Distributions:
From net investment income	(0.06)

Net asset value, end of period	$9.17

Total return[2]	(7.67)%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,618

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	20.20%	[4]
After fees waived and expenses absorbed	1.10%	[4]

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(17.79)%	[4]
After fees waived and expenses absorbed	1.31%	[4]

Portfolio turnover rate	5%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2014

Note 1 – Organization
Aristotle/Saul Global Opportunities Fund (the “Saul Global Opportunities Fund”) and Aristotle International Equity Fund (the “International Equity Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Saul Global Opportunities Fund is a diversified Fund and the International Equity Fund is a non-diversified Fund.

The Saul Global Opportunities Fund’s primary investment objective is to maximize long term capital appreciation and income.  Prior to January 17, 2014, the Fund was known as Aristotle/Saul Opportunity Fund.  The Fund commenced investment operations on March 30, 2012.

The International Equity Fund’s primary investment objective is to seek long-term capital appreciation.  The Fund commenced investment operations on March 31, 2014.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

(b) Short Sales
Short sales are transactions under which a Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.  The Fund may not always be able to borrow a security or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund will experience a loss.  The Fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the Fund paid for the security at the time it was borrowed.

(c) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The International Equity Fund incurred offering costs of approximately $23,504, which are being amortized over a one-year period from March 31, 2014 (commencement of operations).

(d) Foreign Currency Translation
The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(e) Forward Foreign Currency Exchange Contracts
The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions. At December 31, 2014, the Saul Global Opportunities Funds had 6 outstanding forward currency contracts sold short.

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

(f) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the periods ended December 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders
The Funds will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Aristotle Capital Management, LLC (the “Advisor”).  Under the terms of the Agreement, the Saul Global Opportunities Fund and International Equity Fund pay a monthly investment advisory fee to the Advisor at the annual rate of 0.90% and 0.80%, respectively, of the Funds’ average daily net assets.  The Advisor has contractually agreed to waive its fees and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to 1.10% of the average daily net assets of the Saul Global Opportunities Fund and International Equity Fund until April 30, 2015.

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

Prior to April 1, 2014 for Saul Global Opportunities Fund, the Advisor had contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses to 1.25% of the Fund’s average daily net assets.  In addition, the Fund’s Advisor also agreed to voluntarily waive a portion of its fees and/or absorb other expenses above 0.85% of the average daily net assets of Class I shares of the Fund through March 31, 2014. The Advisor will not seek reimbursement of any advisory fees waived and expenses absorbed during such period. January 1, 2014 through March 31, 2014, the Advisor waived all of its advisory fees and absorbed other expenses totaling $58,005.

For the periods ended December 31, 2014, the Advisor waived its advisory fees and absorbed other expenses totaling $185,750 and $163,092 for the Saul Global Opportunities Fund and International Equity Fund, respectively. The Advisor may recover from the Funds fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Funds for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At December 31, 2014, the amount of these potentially recoverable expenses was $127,745 and $163,092 for the Saul Global Opportunities and International Equity Funds, respectively.  The Advisor may recapture all or a portion of these amounts no later than December 31, 2017.

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators.  For the periods ended December 31, 2014, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  Prior to October 2014, Cipperman & Co. provided CCO services to the Trust.  The Funds’ allocated fees incurred for CCO services for the periods ended December 31, 2014, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At December 31, 2014, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

	Saul Global Opportunities Fund	International Equity Fund
Cost of investments	$47,386,809	$1,814,235

Gross unrealized appreciation	$3,083,979	$38,048
Gross unrealized depreciation	(3,842,519)	(194,805)

Net unrealized depreciation on investments	$(758,540)	$(156,757)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions and passive foreign investment companies (“PFICS”).

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the periods ended December 31, 2014, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Fund	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Saul Global Opportunities Fund	$340	$134,172	$(134,512)
International Equity Fund	(497)	101	396

As of December 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Saul Global Opportunities Fund	International Equity Fund
Undistributed ordinary income	$13,598	$928
Undistributed long-term capital gains	-	-
Tax accumulated earnings	13,598	928

Accumulated capital and other losses	(582,175)	(699)
Net unrealized depreciation on investments	(758,540)	(156,757)
Net unrealized appreciation (depreciation) on foreign currency	7,443	(11)
Total accumulated deficit	$(1,319,674)	$(156,539)

The tax character of the distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	Saul Global Opportunities Fund		International Equity Fund
Distributions paid from:	2014	2013	2014
Ordinary income	$671,127	$282,093	$10,341
Net long-term capital gains	29,656	136,180	-
Total distributions paid	$700,783	$418,273	$10,341

At December 31, 2014, the Funds had accumulated capital loss carryforwards as follows:

	Not Subject to Expiration
Fund	Short-Term	Long-Term	Total
Saul Global Opportunities Fund	$119,314	$-	$119,314
International Equity Fund	699	-	699

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward.  Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2014

Post-October capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  As of December 31, 2014, the Saul Global Opportunities Fund had $462,861 of Post-October capital losses.

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the periods ended December 31, 2014 the Saul Global Opportunities Fund received $576 in redemption fees.

Note 6 – Investment Transactions
For the periods ended December 31, 2014, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Saul Global Opportunities Fund	$58,459,997	$23,579,587
International Equity Fund	1,747,579	53,606

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the International Equity Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the period ended December 31, 2014, the International Equity Fund shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.  Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

●
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Aristotle Funds NOTES TO FINANCIAL STATEMENTS - Continued December 31, 2014

●
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2014, in valuing the Funds’ assets carried at fair value:

Saul Global Opportunities Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Communications	$-	$962,754	$-	$962,754
Consumer Discretionary	2,697,783	292,841	-	2,990,624
Consumer Staples	5,421,250	1,224,244	-	6,645,494
Energy	5,741,298	-	-	5,741,298
Financials	3,142,943	1,674,628	-	4,817,571
Health Care	1,143,401	288,896	-	1,432,297
Industrials	1,523,699	2,304,984	-	3,828,683
Materials	4,556,846	1,699,446	-	6,256,292
Technology	5,928,171	1,484,083	-	7,412,254
Utilities	2,155,086	-	-	2,155,086
Corporate Bonds[1]	-	2,076,363	-	2,076,363
Exchange-Traded Funds	714,005	-	-	714,005
Short-Term Investments	1,595,548	-	-	1,595,548
Total Assets	$34,620,030	$12,008,239	$-	$46,628,269

Aristotle Funds NOTES TO FINANCIAL STATEMENTS - Continued December 31, 2014

International Equity Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Communications	$48,806	$-	$-	$48,806
Consumer Discretionary	190,292	62,092	-	252,384
Consumer Staples	268,764	-	-	268,764
Energy	121,258	-	-	121,258
Financials	318,077	31,524	-	349,601
Health Care	72,734	5,637	-	78,371
Industrials	117,260	39,259	-	156,519
Materials	112,674	-	-	112,674
Technology	98,066	-	-	98,066
Utilities	49,710	-	-	49,710
Short-Term Investments	121,325	-	-	121,325
Total Assets	$1,518,966	$138,512	$-	$1,657,478

[1]	For a detailed break-out of corporate bonds by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period.  Transfers between Level 1 and Level 2 relate to the use of systematic fair valuation. When systematic fair valuation is used, securities whose primary market closes before the NYSE are classified as Level 2.  Saul Global Opportunities Fund transferred $698,269 out of Level 1 into Level 2 due to certain markets being closed.

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Saul Global Opportunities Fund invested in forward contracts during the period ended December 31, 2014.

The effects of these derivative instruments on the Funds’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of December 31, 2014 by risk category are as follows:

			Asset Derivatives	Liability Derivatives
	Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Value	Value
Saul Global Opportunities Fund	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	Forward Contracts	$23,558	$15,231
Total			$23,558	$15,231

Aristotle Funds NOTES TO FINANCIAL STATEMENTS - Continued December 31, 2014

The effects of derivative instruments on the Statement of Operations for the periods ended December 31, 2014 for the Saul Global Opportunities Fund are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Forward Contracts	Total
Saul Global Opportunities Fund	Foreign Exchange Contracts	$-	$-

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Forward Contracts	Total
Saul Global Opportunities Fund	Foreign Exchange Contracts	$8,327	$8,327

The quarterly average volumes of derivative instruments as of December 31, 2014 are as follows:

	Derivatives not designated as hedging instruments	Long Forward Contracts	Short Forward Contracts	Total
Saul Global Opportunities Fund	Foreign Exchange Contracts	-	6	6

Note 11 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust
and the Shareholders of Aristotle/Saul Global Opportunities Fund
and the Shareholders of Aristotle International Equity Fund

We have audited the accompanying statements of assets and liabilities of the Aristotle/Saul Global Opportunities Fund and Aristotle International Equity Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of December 31, 2014, and with respect to Aristotle/Saul Global Opportunities Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period March 30, 2012 (commencement of operations) through December 31, 2012, and with respect to Aristotle International Equity Fund, the related statement of operations, the statement of changes and the financial highlights for the period March 31, 2014 (commencement of operations) through December 31, 2014.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers and other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aristotle/Saul Global Opportunities Fund and Aristotle International Equity Fund as of December 31, 2014, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 2, 2015

Aristotle Funds SUPPLEMENTAL INFORMATION (Unaudited)

Long–Term Capital Gain Designation
For Federal income tax purposes, the Saul Global Opportunities Fund designates long-term capital gain dividends of $29,656, or the amounts determined to be necessary, for the year ended December 31, 2014.

Corporate Dividends Received Deduction
For the periods ended December 31, 2014, 28.55% and 3.39% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Saul Global Opportunities and the International Equity Funds, respectively.

Qualified Dividend Income
Pursuant to Section 854 of the Internal Revenue Code of 1986, the Saul Global Opportunities and the International Equity Funds designate income dividends of 100% and 100%, respectively, as qualified dividend income paid during the periods ended December 31, 2014.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 661-6691 or on the Funds’ website at www.aristotlefunds.com.  The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	76	None.
Ashley Toomey Rabun[a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	76	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014-present). Independent financial services consultant (1996-2014); Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 – present).	76	None.
Interested Trustees:
John P. Zader ᵃ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014-present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant and co-administrator for the Funds, (2006-June 2014). President, Investment Managers Series Trust (December 2007-June 2014).	76	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-Administrator for the Funds (2006 – present).	76	Investment Managers Series Trust II, a registered investment company.

Aristotle Funds SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust
Maureen Quill ᵃ (born 1963) President	Since June 2014	Chief Operating Officer (June 2014-present); Executive Vice-President, UMB Fund Services, Inc. (January 2007-June 2014). Vice-President, Investment Managers Series Trust (December 2013 – June 2014).	N/A	N/A
Terrance P. Gallagher, CPA, JD ᵃ (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stratford Square, Boyerstown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Aristotle/Saul Global Opportunities Fund SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement
At in-person meetings held on August 21, 2014, and September 23-24, 2014, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Aristotle Capital Management, LLC (the “Investment Advisor”) with respect to the Aristotle/Saul Global Opportunities Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meetings, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the MSCI All-Country World Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its World All-Cap fund universe (the “Performance Universe”) for the one-year period ended June 30, 2014; reports comparing the investment advisory fees and total expenses of the Fund to those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its World Stock fund universe (the “Expense Universe”); and information about the Investment Advisor’s policies and procedures, including its compliance manual and brokerage and trading procedures.  The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund.  The Board observed that the materials they reviewed indicated that the total return of the Fund for the one-year period was below the Performance Universe median return by 4.49%, the Performance Peer Group median return by 3.94%, and the MSCI All-Country World Index return by 3.82%.  In considering the Fund’s performance the Trustees noted that the Fund’s underperformance was largely attributable to the Fund’s significant cash position and stock selection in the information technology sector, that performance results were reported for a relatively short period, and that performance over a longer term would be more meaningful.

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure and compliance procedures. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

Aristotle/Saul Global Opportunities Fund SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of the Fund.  With respect to the advisory fees paid by the Fund, the Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) were the same as the Expense Peer Group median and above the Expense Universe median by 0.05%.  The Board noted, however, that during the year ended June 30, 2014, the Investment Advisor had waived the majority of its advisory fees with respect to the Fund because of the Fund’s low asset levels and that the Fund’s effective advisory fee was therefore lower than its gross advisory fee.  The Board also considered that the investment advisory fee charged by the Investment Advisor to the Fund was the same as the Investment Advisor’s standard fee for managing other accounts using its Global Opportunities strategy.  In considering the total expenses paid by the Fund, the Board observed that the total expenses (net of fee waivers) were lower than the median expenses for the Expense Peer Group and higher than the median expenses for the Expense Universe (by 0.05%).  The Trustees noted, however, that the Fund’s average net assets as of June 30, 2014, were significantly less than the average asset size of funds in the Expense Universe.  The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended June 30, 2014, noting that the Investment Advisor had not realized any profit with respect to the Fund. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund (other than investment advisory fees), including research services made available to it by broker-dealers that provide execution services to the Fund, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Aristotle Funds
EXPENSE EXAMPLES
For the Six Months Ended December 31, 2014 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Saul Global Opportunities Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/14	12/31/14	7/1/14 - 12/31/14
Actual Performance	$1,000.00	$889.20	$5.24
Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Aristotle Funds
EXPENSE EXAMPLES
For the Six Months Ended December 31, 2014 (Unaudited)

International Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/14	12/31/14	7/1/14 - 12/31/14
Actual Performance	$1,000.00	$885.20	$5.23
Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Aristotle/Saul Global Opportunities Fund
Aristotle International Equity Fund
each a series of Investment Managers Series Trust

Investment Advisor
Aristotle Capital Management, LLC
11100 Santa Monica Blvd., Suite 1700
Los Angeles, California 90025

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin  53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Aristotle/Saul Global Opportunities Fund – Class I	ARSOX	461 418 287
Aristotle International Equity Fund – Class I	ARSFX	461 41P 297

Privacy Principles of the Aristotle Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Aristotle Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 661-6691, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at  www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 661-6691, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at  www.sec.gov or by calling the Funds at (888) 661-6691. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Aristotle Funds
P.O. Box 2175
Milwaukee, WI  53201
Toll Free: (888) 661-6691

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-661-6691.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	$29,250	$14,250
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2014	FYE 12/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	03/11/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	03/11/15

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date:	03/11/15